UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2016

STAR MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54405	90-0963619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8307 Shaffer Parkway, Suite 201, Littleton, Colorado 80127
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code	(844) 443-7677

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2016, Star Mountain Resources, Inc. (the “Company”) filed with the Secretary of State of Nevada Amended and Restated Articles of Incorporation (the “Restated Articles”) as described in its Schedule 14C Information Statement filed with the Securities and Exchange Commission on May 2, 2016 (the “Information Statement”). In addition, as described in the Information Statement, the Company also amended and restated its Bylaws (“Restated Bylaws”). The effective date of the Restated Articles and Restated Bylaws is May 22, 2016.

As reported in the Information Statement, the Company’s Restated Articles were amended as follows:

●	Increases the number of shares of common stock from 350,000,000 to 400,000,000;

●	Creates two new classes of common stock, namely 10,000,000 shares of Class A Common Stock (voting common stock with 10 votes per share) and 40,000,000 shares of Class B Common Stock (non-voting common stock);

●	Grants the Board of Directors the right to fix the number of our directors to be elected in the manner provided in the bylaws;

●	Grants the power to the Board of Directors to adopt, amend or repeal our bylaws;

●	Amends our current articles of incorporation to include a limitation of liability;

●	Amends our current articles of incorporation to include indemnification provisions; and

●	Adopts the Restated Articles, which makes no material changes to our existing Articles of Incorporation and the Certificates of Designation of Series B and C Preferred Stock, other than incorporating the amendments described in the proposals noted above.

The foregoing description of the Restated Articles does not purport to be complete and is qualified in its entirety by the Restated Articles, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 which is incorporated herein by reference.

As reported in the Information Statement, the Company’s Restated Bylaws were amended substantially as follows:

●	Reduces the number of stockholder votes required to call a special meeting of the stockholders from 25% to 15%;

●	Reduces the number of stockholder votes required to constitute a quorum for voting at stockholder meetings from a majority to one-third;

●	Permits the number of our directors to be fixed from time to time by the Board;

●	Permits amendment to the bylaws by a majority vote of stockholders or the Board and eliminating the requirement that a vote of two-thirds of our outstanding shares entitled to vote must approve such action;

●	Requires certain legal proceedings involving our company, or its officers, directors or employees be brought in a state or federal court located within the state of Nevada;

●	Permits the prevailing party in any action brought against us to recover their attorney’s fees; and

●	Adopts the Restated Bylaws, which makes no material changes to our existing Bylaws, other than incorporating the amendments described in the proposals noted above and matters permitted under Nevada Revised Statutes.

The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by the Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation as filed with the Secretary of State of Nevada on May 19, 2016 effective as of May 22, 2016.

3.2	Amended and Restated Bylaws, effective as of May 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR MOUNTAIN RESOURCES, INC.

Date: May 25, 2016	By:	/s/ Wayne Rich
Wayne Rich, Chief Financial Officer